SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 16, 2007

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

     240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

     240.13e-4(c))

__________________

Item 7.01             Regulation FD Disclosure

This report is filed quarterly to disclose Principal Global Investors’ assets under management, prior to the availability of Principal Financial Group, Inc's (The Principal(R)) quarterly earnings release. As of September 30, 2007, Principal Global Investors had $244.9 billion in securities, real estate and other investment assets under management.

Principal Global Investors is the collective term used to describe the asset management operations of the following subsidiaries of The Principal: Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Edge Asset Management, Inc.; Morley Financial Services, Inc.; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd.; Principal Global Investors (Australia) Ltd.; and Principal International, Inc. and its majority-owned affiliates.

                    In all other disclosures, including The Principal's quarterly financial supplement, the term Principal Global Investors does not include Principal International, Inc. or any of its affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Thomas J. Graf
_________________________________
Name: Thomas J. Graf Title: Senior Vice President – Investor Relations

October 16, 2007